Exhibit 99.1

Sandler O’Neill & PartnersFinancial Services Conference

November 10-12, 2004

Forward Looking Statement

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sky Financial Group, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. Sky Financial Group undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

This presentation contains financial information adjusted to exclude the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). A reconciliation of these non-GAAP disclosures will be filed in a form 8-K.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically, Sky provides measures based on “core operating earnings,” which excludes discontinued operations and merger, integration and restructuring expenses, as well as significant gains, losses or expenses that are not reflective of on-going operations or not expected to recur. In addition, Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent can be found in the financial tables attached to our most recent earnings release available on our website www.skyfi.com.

Reconciliation of Cash & Operating Earnings to GAAP Earnings

Dollars in thousands. All numbers shown net of tax. Quarter ended

September 30, 2003 2002 2001 2000 1999 1998 2004 2003 Net Income as reported $156,617 127,807 $120,663 $114,373 $71,182 $51,963 $46,148 $41,568 Discontinued Operations 3,937 (4,341) (7,989) (6,560) 3,027 4,441 - 1,129

Income from continuing operations 152,680 132,148 128,652 120,933 68,155 47,522 46,148 40,439

Merger, integration and restructuring costs 2,975 6,784 519 2,514 51,051 39,966 2,490 -

Non operating gains (607) - (892) (1,406) - (3,184) Loss on the sale of securities due to restructuring of balance sheet 2,596 Provision for loan loss 1,560 10,400

Operating Earnings 155,048 138,932 128,279 124,637 120,766 94,704 48,638 40,439 Amortization of Intangibles 4,482 2,621 3,183 3,140 3,408 3,968 2,309 1,215 Cash Earnings $159,530 $141,553 $131,462 $127,777 $124,174 $98,672 $50,947 $41,654

Reconciliation of Cash & Operating Earnings to GAAP Earnings

Dollars in thousands. All numbers shown net of tax. Quarter ended

September 30, 2003 2002 2001 2000 1999 1998 2004 2003

Net Income as reported $1.73 $1.52 $1.45 $1.35 $0.82 $0.60 $0.43 $0.46

Discontinued Operations 0.04 (0.05) (0.10) (0.08) 0.03 0.05 - 0.01 Income from continuing operations 1.69 1.57 1.55 1.42 0.79 0.55 0.43 0.44 Merger, integration and restructuring costs 0.03 0.08 0.01 0.03 0.59 0.46 0.02 -Non operating gains (0.01) - (0.01) (0.02) - (0.04) - -

Loss on the sale of securities due to restructuring of balance sheet - - - 0.03 - - - -

Provision for loan loss - - - - 0.02 0.12 - -Operating Earnings 1.72 1.65 1.55 1.47 1.39 1.09 0.46 0.44 Amortization of Intangibles 0.05 0.03 0.04 0.04 0.04 0.05 0.02 0.01 Cash Earnings $1.76 $1.68 $1.58 $1.50 $1.43 $1.14 $0.48 $0.46

Sky Profile

$14.6 billion in total assets

Eight regions consolidated under Sky name

Over 280 financial centers serving communities in Ohio, Michigan, Pennsylvania, Indiana and West Virginia

Headquarters located in Bowling Green, Ohio

Sky Profile

40th largest publicly-owned holding company in U.S.

$2.8 billion market cap

Serve 470,000 retail banking households

Serve over 58,000 commercial bank businesses

Pending acquisition – Prospect Bancshares – December 2004

Sky Profile—History

Built from Merger of Equals in 1998

Organic growth through sales and service process

Acquisition growth

Nine bank acquisitions

Nine insurance brokerage businesses

Divestiture of non-core businesses

Current focus on metro markets in footprint (Cleveland, Pittsburgh and Columbus)

A Record of Rapid Growth

CAGR =

20%

Assets in ($ Billions)*

Acquisitions

* Excluding discontinued operations

$4.2

$4.9

$8.3

$8.8

$9.3

$12.3

$3.1

$2.3

$10.6

$1.5

$1.1

$0.6

1998

1999

2000

2001

2002

2003

Sep-04

Solid Midwest Franchise

Ohio

7th largest

$7.8 billion in deposits

207 offices

Pennsylvania

17th largest

$2.4 billion in deposits

66 offices

MI-IN-WV

$140 million in deposits

9 offices

Source: SNL Financial LC

Sky Financial Market Area

Regions (L-R)

Mid Am

Ohio Bank

Greater Cleveland

Stark/Summit

Mahoning Valley

Ohio Valley

Western Pennsylvania

Pittsburgh

Ranked #1 & #2 15 $5.4B 54%

Ranked #3 & #4 9 $1.6B 16%

Other #5 plus 24 $3.0B 30%

Cleveland MSA $975MM 1.6%

Columbus MSA* $497MM 1.3%

Pittsburgh MSA $1.7B 3.2%

By Metro Market Deposits % of Market

Market Share

Deposit Rankings

By County Counties Deposits % of Sky

* Proforma with Prospect Bancshares

Source: SNL Financial LC – 2004 Deposit Market Share Data

Balance Sheet Strength—Assets

Other 4%

Intangibles 4%

Loans (Net) and HFS 69%

Securities21%

Total Assets

Residential Mortgage 10%

Commercial RE 39%

C&I 27%

Consumer24%

Loan Mix

Cash & Due 2%

Balance Sheet Strength—Funding

Total Funding

Deposits 69%

Borrowings 20%

Capital 10%

Other

1%

Interest DDA 4%

Non-Interest DDA 15%

Savings 39%

Time42%

Deposit Mix

Balance Sheet Strength

Sky’s board has authorized the purchase of up to $2 million shares by 9/15/05.

Tangible Equity/Tangible Assets

5.75%

5.99%

6.94%

6.62%

6.35%

3Q’03

4Q’03

1Q’04

2Q’04

3Q’04

Strategic Vision

A community-based, integrated financial services company

Led by strong regional presidents who “own” the delivery channels

Driven by aggressive sales and service process

Characterized by high-quality operations/technology and product/business line experts

Regional Accountabilities

Decentralized, local empowerment

Majority of lending decisions made at financial center or within region

Establish pricing for loans and deposits

Hiring and personnel management

Sky encourages local volunteerism and community leadership

Local boards provide community input

Central Support Capabilities

Risk Management

Credit standards

Large credit evaluation

Interest rate risk and liquidity

Legal and compliance department

Technology

One core data platform

Common network, data communications and technology support

Sales Support Operations

Call center, deposit and loan operations, marketing, finance, human resources, etc.

Sky Priorities

Organic growth

Growth of fee-based businesses

Organizational synergies

Sound asset quality

Acquisitions

One Company ~ One Culture

A Platform for Organic Growth

A focus on:

Regional delivery structure

Sky Trek process

Incentive compensation

Our goal is to be the premier sales and service organization in our regions

Building Relationships

September data impacted by addition of Second National clients.

54%

42%

35%

45%

11%

13%

Dec ‘01

Sept ‘04

Single-service

2-3 Services

4+ Services

Building Relationships

Metro Market – Pittsburgh Region

Metro Market – Greater Cleveland Region

60%

45%

36%

47%

5%

8%

November ‘02

September ‘04

Single-service

2-3 Services

4+ Services

71%

57%

26%

38%

3%

6%

May ‘03

September ‘04

Single-service

2-3 Services

4+ Services

Incentive Compensation Drives Performance

Every employee included in plan

All have goals in four categories:

Profitability

Growth

Asset quality

Client service

All receive monthly scorecards on performance

Variable pay comprised 27.2% of total 2003 compensation

Fee-Based Business Growth

Trust, Investments, Insurance and Mortgages

Growth platform based on community financial services relationship model

Delivery through Sky banking regions via bank CEOs

Significant organic growth via cross-sell opportunities to banking clients

Sky Trust/Investments

$4 billion in trust assets under administration

Centralized infrastructure supporting all regional relationship and sales teams

15-20% annualized revenue growth

$200 million in investment brokerage volume

Sky Insurance

$700 million in annual premium volume

Aggressive acquisition strategy to consolidate multiple agencies under Sky brand

Agency integration process to strengthen selling potential and operational efficiencies

Ability to cross-sell insurance products through bank delivery channel

17% cross-sold to date in mature regions

Market clout – provides for better pricing to clients

Represent the best A-rated insurance companies

Change in Fee Mix*

$93

$120

$148

(Millions)

CAGR = 17.7%

$243

$162

$81

$0

*Excluding discontinued/sold operations

1999

2000

2001

2002

2003

$179

$98

YTD Change in Fee Mix*

(Millions)

*Excluding discontinued/sold operations

$137

(Millions)

Growth up 6.5%

$146

$0

$81

$162

Sept. 2003

Sept. 2004

Insurance

Mortg. Banking

Service Charges

Trust/Brokerage

Other

Organization Synergies

Investment in technology:

Merger-related system conversions completed within 30 days

New CRM system in place

Investment in people

Sky Trek implementations completed within 60 days

Sky Trek process improvements saved $2.1 MM in 2003

Investment in process upgrades

Improved small business lending model

Consolidated insurance businesses under Sky name

Dedicated change-management team in place

Scalable Common Processes

A Consistent Level of Efficiency

Efficiency Ratio*

* Excluding discontinued operations, non-operating items and amortization of intangibles

52.7%

51.2%

52.2%

52.5%

51.4%

3Q’03

4Q’03

1Q’04

2Q’04

3Q ‘04

Sound Asset Quality

* Represents non-performing commercial loans backed by sureties

0.73

0.74

0.65

0.86

0.75

0.43

0.43

0.30

0.48

1.05

0.96

1.06

1.09

1.19

1.46

1.45

1.46

1.43

1.44

0.32

3Q’03

4Q’03

1Q’04

2Q’04

3Q’04

Net Charge-offs as% of Average Loans

NPL as% of Total Loans

Reserves to Total Loans

A Successful Acquisition Strategy

Bank expansion of geography into contiguous markets

Three Rivers – closed October 2002

Metropolitan Bancorp – closed May 2003

Great Lakes Bancorp – closed December 2003

Second National Bancorp – closed July 2004

Prospect Bancshares – pending December 2004

Enhancement of financial services product lines – primarily insurance brokerage businesses

Nine acquisitions since 1999

Acquisitions: A Core Competency

Experienced team to manage processes

Conservative discipline

Accretive in year one – cost saves only

Must meet financial expectations

Proven integration tactics

All Sky acquisitions have met financial expectations

Sky Performance Goals

Committed to perform among the top 25% of

the 100 largest banks in the U.S. in terms of:

ROTE

ROTA

Efficiency ratio

Sound asset quality

Operating EPS growth of 10-12%

Record Operating Earnings

Core Operating Earnings Per Share

$1.09

$1.39

$1.47

$1.55

$1.65

$1.72

$1.78

1998

1999

2000

2001

2002

2003

2004 Est.

2004 3rd Quarter Results

Core Operating Results Q3 2003 Q3 2004 % Change

Core Operating Earnings $40.4MM $48.6MM +20.3%

Core Oper. EPS $.44 $.46 +4.5%

Cash Earnings $41.7MM 50.9MM +22.3%

Cash EPS $.46 $.48 +4.3%

ROTE 22.99% 22.52% -

ROTA 1.33% 1.44%

Net Interest Margin 3.66% 3.69%

Efficiency - Cash 52.72% 51.38% -

* Excluding discontinued operations, non-operating items and amortization of intangibles

Net Interest Margin (%)

3.66%

3.70%

3.69%

3.69%

3.69%

3Q’03

4Q’03

1Q’04

2Q’04

3Q’04

Net Interest Margin

Positioned for Rising Rates

-4.1%

1.6%

3.1%

4.1%

Down 100

Up 100

Up 200

Up 300

Diversified Revenue Growth

Fees as% of Total Revenues

($ Millions)

20.3%

24.9%

26.2%

28.0%

12.8%

3.6%

3.7%

4.5%

3.0%

26.2%

$0

$40

$80

$120

$160

$200

3Q’03

4Q’03

1Q’04

2Q’04

3Q’04

Net-interest income

Other income

Mortgage income

Earnings Outlook

Core operating earnings for 4th quarter estimated to be $.46 to $.48 per fully-diluted share

Full-year estimate = $1.77 to $1.79

Driven by:

Solid core growth

Exceptional DDA Growth

Margin improvement from rising rates

Accelerating fee businesses

Net charge-offs being well controlled

Disciplined expense control

SKYF: An Attractive Investment Opportunity*

P/E 2004 2005

SKYF 15.5x 13.9x

100 Largest Banks 17.1x 15.6x

Banks $10-20 billion 16.6x 14.8x

Price/Book: 206%

Price/Tangible Book: 326%

Dividend yield: 3.0%

*Book information based 9/30/04 financial report. Stock prices as of 11/4/04

Why Buy Sky

Solid operating performance

Balance sheet strength

Aggressive performance goals

Strong growth profile

Under One Sky

www.skyfi.com